Exhibit 99.1

Audit Committee Charter

This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of South American Gold Corp. ((“SAGD” or the "Company"). The Audit Committee is comprised of members of the Board of Directors (the “Board”) of the Company. The primary function of the Audit Committee is to assist the Board in fulfilling its financial reporting and controls responsibilities to the shareholders of the Company and the investment community. The Committee also assists the Board in monitoring the compliance by the Company with legal and regulatory requirements.  The external auditors will report directly to the Audit Committee.

 The Audit Committee of the Board (the "Committee") will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee will cause this charter to be publicly available as required by Securities and Exchange Commission (SEC) regulations.

Purpose

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the independence, qualification and performance of the Company's independent auditors.

The Committee shall provide assistance to the Board in fulfilling its responsibility to shareholders, the investment community and governmental agencies that regulate the activities of the Company with respect to oversight of:

1)	The integrity of the Company’s financial reporting process and financial statements and systems of internal controls;

2)	The Company’s compliance with legal and regulatory requirements;

3)	The independent auditor’s qualifications and independence and performance;

4)	The performance of the Company’s internal audit function; and

5)	The preparation of the report that SEC rules require be included in the Company’s annual proxy statement.

Structure and Organization

The membership of the Committee shall consist of at least three directors, each of whom must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.  Additionally, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Committee will maintain free and open communication (including separate private sessions from time to time) with the independent auditors, the internal auditor and Company management. In discharging its oversight role, the Committee will have full access to all Company books, records, facilities, personnel and outside professionals, including the Company's outside counsel and independent auditors.

The Committee will have the authority to retain independent legal, accounting or other consultants as advisors. The Company will provide for funding, as determined by the Committee, for payment of:

▪	Compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit review or attest services for the Company;

▪	Compensation to any advisors employed by the Committee; and

▪	Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Chair

A Member shall be designated by the Board to serve as chairThe chair will be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO the lead independent audit partner and the internal auditor. The Committee will review the Committee's own performance once a year.

Delegation

The Committee may delegate certain of its responsibilities and duties as it deems appropriate, to (i) subcommittees comprised of the Committee’s own members or (ii) officers of the Company; provided, however, the Committee may delegate to a “Designated Member or Members” of the Committee the authority to approve in advance non-audit services to be provided by the independent auditor so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

Responsibilities and Duties

The following functions shall be the common recurring activities of the Committee in carrying out its purpose as outlined in this Charter.  These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory or other conditions.  The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purpose of the Committee outlined in this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate.  In this regard, the Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve fees payable to such advisors and any other terms of retention.  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering an audit report and to any advisors employed by the Audit Committee.

The Committee shall be given full access to the Company’s internal audit department, the Board, corporate executives and independent auditor, as necessary to carry out these responsibilities and duties.  While acting within the scope of the purpose of the Committee outlined herein, the Committee shall have all the authority of the Board.

Independent Auditor

With regard to the independent auditor, the Committee shall:

❖
Be directly responsible to select and retain the independent auditor (and propose, in any proxy statement, that shareholders ratify the appointment of the independent auditor) and, where appropriate, terminate the independent auditor.  At least annually, evaluate the independent auditor’s qualifications, performance and independence, including that of the lead partner. In so doing, the Committee shall:

▪
Obtain and review a report by the company’s independent auditor describing (i) the auditing firms internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any issues; and (iii)  (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

▪
Evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1 and discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor.

▪	Recommend that the full board take, appropriate action to oversee the independence of the auditor, if necessary.

▪	Approve the terms of the audit engagement and fees to be paid to the independent auditor for audit services.

▪	Inform, in writing, each registered public accounting firm currently performing audit services for the Company that such firm reports directly to the Committee.

▪
Oversee the work of any unregistered public accounting firm engaged by the Company to perform audit services, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing and issuing an audit report or related work; any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); and any communications between the audit team the audit firm’s national office respecting auditing or accounting issues presented by the engagement.

▪	Review with the independent auditor the responsibilities, budget and staffing of the Company’s internal audit function.

▪
Approve in advance any significant audit or non-audit engagement or relationship between the Company and the independent auditor, which is not prohibited by law, and approve the fees for such services.  Assure the regular rotation of the lead audit partner as required by law and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

▪
Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramification of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and other material written communication between the independent auditor and management.

▪	Discuss with the independent auditor the matters required to be discussed by SAS 62 – Communications with Audit Committee, as amended from time to time.

Review of Company’s External Reports

With regard to the review of documents and reports, the Committee shall:

❖
Meet with management and the independent auditor to review and discuss the Company’s annual report on Form 10-K, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” the annual financial statements and the report of the independent auditor thereon, and significant issues encountered in the course of the audit work, including:  restrictions on the scope of activities; recommended adjustments arising from the audit; the adequacy of internal financial controls; access to required information; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any pro forma financial information included in any report filed with the SEC.

❖	Following such reviews and discussions, determine whether to permit the inclusion of the annual financial statements in the Company’s annual report.

❖
Meet quarterly with management and the independent auditor, in advance of filing the Company’s quarterly report on Form 10-Q, to review and discuss the quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition of Results Operations.”

❖
Discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.  The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

❖	Review the management letter regarding the Company’s internal controls delivered by the independent auditor in connection with the audit.

❖
Meet periodically in separate executive sessions with management, the Company’s general auditor, and the independent auditor to discuss matters that the Committee or either of these groups believes could significantly affect the financial statements and should be discussed privately.

❖	Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the Company’s general auditor, or management.

Internal Audit and Its Functions

With regard to internal audit and its functions, the Committee shall:

❖	Select and employ the Company’s general auditor, and, where appropriate, direct the replacement of this officer.

❖
Review the adequacy of the authority, responsibilities and functions of the Company’s internal audit department, including internal audit plans, budget, and the scope and results of internal audits and management’s responses thereto.

❖	Review with the independent auditor its evaluation of the internal audit function.

Financial Reporting Process

With regard to the financial reporting process, the Committee shall:

❖
Review with management, the internal auditors and the independent auditor the integrity of the Company’s financial reporting processes, both internal and external.  In that connection the committee shall obtain and discuss with management and the independent auditor, reports from management and the independent auditor regarding (i) all critical accounting policies and practices to be used by the Company; (ii) the effect on the Company’s financial statements of the judgments, assumptions and estimates used by management with respect to those critical accounting policies; and (iii) the potential effects of changes to or variances in those judgments, assumptions and estimates on the Company’s financial statements.

❖	Prepare the report of the Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

❖	Monitor whether management’s publication of the committee’s charter in the Company’s proxy statement takes place at least once every three years.

❖
In connection with each periodic report of the Company, review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

Legal Compliance/Enterprise Risk Management

With regard to legal compliance/enterprise risk management, the Committee shall:

❖
Consult with the Company’s general counsel and chief risk officer concerning legal and regulatory matters that may have a significant impact on the Company’s financial statements, compliance policies or programs.

❖
Have such meetings with management as the Committee deems appropriate to discuss significant risk exposures facing the Company and to discuss the steps that management has taken to monitor and control such exposures, including the Company’s guidelines and policies governing risk assessment and risk management.

❖
Oversee the Company’s performance of commitments made by management in the course of regulatory examinations, make recommendations and monitor the Company’s compliance with the Committee’s recommendations.

❖
Establish procedures for the receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

❖
Receive periodic reports from management as to the administration of, and compliance with, the Code of Ethics for Senior Financial Officers.  Receive periodic reports from management as to the administration of and compliance with, the Code of Conduct.

❖	Review and act upon all requests for waivers of the Code of Conduct in favor of any executive officer or director of the Company, and any waiver of the Code of Ethics for Senior Financial Officers.
❖	Set clear hiring policies for employees or former employees of the independent auditor.

Reports

With regard to reports, the Committee shall:

❖
Provide minutes of Committee meetings to the Board, and report regularly to the Board on any significant matters arising from the Committee’s work.  A report to the Board may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee or the chair to make such a report.

Committee Performance Review

With regard to the Committee’s performance review, the Committee shall:

❖	Perform a review and evaluation, at least annually, of the performance of the Committee by whatever means the Committee determines appropriate, including by surveying the Committee membership.

❖	Review and reassess, at least annually, this Charter and, if appropriate, recommend proposed changes to the Board.

Meetings

A majority of the number of Committee members shall constitute a quorum for the transaction of any business at any meeting of the Committee.  If less than a majority shall attend a meeting, a majority of the members present may adjourn the meeting from time to time without further notice, and quorum present at any such adjourned meeting may transact business.

If a quorum is present when a vote is taken, then the affirmative vote of a majority of Committee members present shall constitute the act of the Committee.

Any action permitted or required to be taken at a meeting of the Committee may be taken without a meeting if all the members of the Committee shall sign one or more written consents setting forth the action.  Action taken by written consent is effective when the last Committee member signs the consent, unless the consent specifics an earlier or later effective date.

A Committee members who is present at a meeting of the Committee at which action is taken shall be presumed to have assented to the action taken unless such member’s dissent shall be entered in the minutes of the meeting or unless such member shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Company immediately after adjournment of the meeting. A member who votes in favor of an action shall have no such right to dissent.

Committee members may participate in, or conduct, a meeting of the committee through the use of any means of communication by which all Committee members participating can hear each other during the meeting and participation by such means shall constitute presence in person at the meeting.

The Committee shall meet at least four times annually as directed by the Chair of the Committee, except that the Board, the Chair of the Board or the Chair of the Committee may call special meetings of the committee.  The notice of a special meeting shall state the date and time and, if the meeting is not exclusively telephonic, the place of the meeting.  Unless otherwise required by law, neither the business to be transacted at, nor the purpose of, any regular or special meeting need be specified in the notice or waiver of notice of such meeting.

Any Committee member may waive notice of any meeting of the Committee at any time.  Whenever any notice is required to be given to any Committee member and under this charter or applicable law, a waiver thereof in writing signed by the member, entitled to notice shall be deemed equivalent to the giving of notice.  The attendance of a member at a meeting of the Committee shall constitute a waiver of notice of the meeting except where a member attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully convened.  A member waives objection to consideration of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the member object to considering the matter when it is presented.

Limitation of Audit Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Charter Approval

This charter was approved by the Board of Directors on March 11, 2011.